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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 28, 1998
                Date of Report (Date of earliest event reported)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                          1-10899                    13-2744380
-----------------------           -----------------          ------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                      11042-0020
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(Address of principal executive                              (zip code)
offices)

                                  516/869-9000
                       -----------------------------------
                             Registrant's telephone,
                             including area code

                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 5.  Other Events

         As previously disclosed in Kimco Realty Corporation's Current Report on Form 8-K dated January 13, 1998, Kimco Realty Corporation ("Kimco" or the "Company") and The Price REIT, Inc. ("Price REIT") announced a definitive agreement to merge (the "Merger"). Pursuant to the terms of the Merger, Price REIT will merge into a newly formed wholly-owned subsidiary of Kimco. The transaction is intended, for financial accounting purposes, to be accounted for as a purchase. Under the terms of the Merger, each share of Price REIT common stock will be exchanged for a combination of Kimco common stock and Kimco depositary shares, each depositary share representing a 1/10 of a share interest in a new issue of Kimco 7.5% Class D Cumulative Convertible Preferred Stock having an aggregate value of at least $45. The Merger, which is expected to be completed in mid-1998, is subject to customary closing conditions, including certain regulatory approvals and the approval of the stockholders of both companies.

         Attached and incorporated by reference herein as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, and Exhibit 99.5, respectively, are certain financial information for Price REIT and unaudited pro forma combined financial information for the combined entity giving effect to the Merger.

         Attached and incorporated herein by reference as Exhibits 15.5 and 23.1, respectively, are copies of an acknowledgment letter and consent of Ernst & Young LLP.

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

15.1     Acknowledgment Letter of Ernst & Young LLP

23.1     Consent of Ernst & Young LLP

99.1 The audited consolidated balance sheets of Price REIT as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996 (incorporated by reference from pages 39 to 63 of Price REIT's 1996 Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-19628))

99.2 The unaudited condensed consolidated balance sheet of Price REIT as of September 30, 1997 and the unaudited condensed consolidated statements of income and cash flows of Price REIT for the nine months ended September 30, 1997 and 1996 (incorporated by reference from pages 3 to 15 of Price REIT's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 (File No. 1-13432))

99.3 Pro Forma Combined Condensed Consolidated Balance Sheet as of September 30, 1997 and Pro Forma Combined Condensed Consolidated Statements of

         Income for the year ended December 31, 1996 and the nine months ended September 30, 1997

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99.4     Pro Forma Combined Funds from Operations for the year ended December
         31, 1996 and the nine months ended September 30, 1997

99.5 Pro Forma Condensed Statements of Income of Price REIT for the year ended December 31, 1996 and the nine months ended September 30, 1997 (incorporated by reference from pages 16 to 22 of Price REIT's Current Report on Form 8K/A ) (Amendment No. 1) dated November 13, 1997 (October 8, 1997) (File No. 1-13432))

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Kimco Realty Corporation
                                         ------------------------
                                         Registrant

Date:  January 28, 1998

                                         By: /s/ Michael V. Pappagallo
                                         -----------------------------
                                         Michael V. Pappagallo
                                         Chief Financial Officer

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